UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2017

T-MOBILE US, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12920 SE 38th Street Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement.

T-Mobile USA, Inc. (“T-Mobile USA”), a direct, wholly-owned subsidiary of T-Mobile US, Inc. (the “Company”), recently completed the offering of $5.0 billion in aggregate principal amount of high-yield notes, consisting of $1.5 billion in aggregate principal amount of 4.000% Senior Notes due 2022, $1.75 billion in aggregate principal amount of 5.125% Senior Notes due 2025 and $1.75 billion in aggregate principal amount of 5.375% Senior Notes due 2027. T-Mobile USA expects to use the proceeds from the issuance and sale to refinance higher interest, shorter maturity notes.

The issuance and sale of $1.5 billion in aggregate principal amount of notes in a registered public offering and the issuance and sale of $3.5 billion in aggregate principal amount of notes to the Company’s majority stockholder, Deutsche Telekom AG (“DT”), each as described further below, will be expected to strengthen the Company’s credit profile through interest savings of approximately $81 million per annum and extension of the weighted average maturity of the refinanced notes by more than four years. With respect to the notes to be issued and sold to DT, the Company will benefit from not paying any upfront fees, underwriting fees, new issuance concession or other consideration to DT, and such notes will be settled on a delayed basis, which is expected to result in additional cost of carry savings to the Company of approximately $31.5 million. These notes provide the Company with additional flexibility compared to its existing senior notes, including by improving its covenant package with respect to restricted payments, permitted investments and debt incurrence.

Supplemental Indentures; Public Notes Issuance

On March 16, 2017, T-Mobile USA issued $500.0 million in aggregate principal amount of its 4.000% Senior Notes due 2022 (the “2022 Notes”), $500.0 million in aggregate principal amount of its 5.125% Senior Notes due 2025 (the “2025 Notes”) and issued $500.0 million in aggregate principal amount of its 5.375% Senior Notes due 2027 (the “2027 Notes” and, together with the 2022 Notes and the 2025 Notes, the “Notes”) pursuant to an Indenture (the “Base Indenture”), dated as of April 28, 2013, among T-Mobile USA, the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, as amended and supplemented by (i) the Twenty-Third Supplemental Indenture, dated as of March 16, 2017 (the “Twenty-Third Supplemental Indenture”), among T-Mobile USA, the Company, the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, with respect to the 2022 Notes, (ii) the Twenty-Fourth Supplemental Indenture, dated as of March 16, 2017 (the “Twenty-Fourth Supplemental Indenture”), among T-Mobile USA, the Company, the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, with respect to the 2025 Notes, and (iii) the Twenty-Fifth Supplemental Indenture, dated as of March 16, 2017 (the “Twenty-Fifth Supplemental Indenture”), among T-Mobile USA, the Company, the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, with respect to the 2027 Notes (the Base Indenture, as amended and supplemented by each of the Twenty-Third Supplemental Indenture, the Twenty-Fourth Supplemental Indenture and the Twenty-Fifth Supplemental Indenture, each an “Indenture” and, collectively, the “Indentures”). The 2022 Notes will bear interest at a rate of 4.000% per year and mature on April 15, 2022. The 2025 Notes will bear interest at a rate of 5.125% per year and mature on April 15, 2025. The 2027 Notes will bear interest at a rate of 5.375% per year and mature on April 15, 2027. T-Mobile USA will pay interest on each series of Notes semiannually in arrears on each April 15 and October 15, commencing October 15, 2017.

The Notes will initially be guaranteed on a senior unsecured basis by the Company and all of T-Mobile USA’s wholly-owned domestic restricted subsidiaries (excluding certain designated special purpose entities, a certain reinsurance subsidiary and immaterial subsidiaries), all of T-Mobile USA’s restricted subsidiaries that guarantee certain of its indebtedness, and any future subsidiary of the Company that directly or indirectly owns any of T-Mobile USA’s equity interests (the “Guarantors”). The Notes and the guarantees will be T-Mobile USA’s and the Guarantors’ senior unsecured obligations and will rank equally in right of payment with all of T-Mobile USA’s and the Guarantors’ existing and future indebtedness and other liabilities that are not by their terms subordinated in right of payment to the Notes and the guarantees, and will rank senior in right of payment to any future indebtedness of T-Mobile USA or any Guarantor that provides by its terms that it is subordinated in right of payment to the Notes and the guarantees. The Notes and the guarantees will be effectively subordinated to all of T-Mobile USA’s and the Guarantors’ existing and future secured indebtedness to the extent of the assets securing such indebtedness, and will be structurally subordinated to all of the liabilities and preferred stock of any of T-Mobile USA’s subsidiaries that do not guarantee the Notes.

If T-Mobile USA experiences specific kinds of changes of control as set forth in the Indentures and any such change of control is accompanied or followed by rating downgrades during a specified period of time after the change of control, each holder of the 2022 Notes, the 2025 Notes or 2027 Notes, as applicable, may require T-Mobile USA to repurchase all or a portion of the 2022 Notes, the 2025 Notes or 2027 Notes, as applicable, so held at a price equal to 101% of the principal amount of such Notes, plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of repurchase.

The Indentures contain covenants that, among other things, restrict the ability of T-Mobile USA and its restricted subsidiaries to incur more debt, pay dividends and make distributions, make certain investments, repurchase stock, create liens or other encumbrances, enter into transactions with affiliates, enter into agreements that restrict dividends or distributions from subsidiaries, and merge, consolidate or sell, or otherwise dispose of, substantially all of their assets. These limitations are subject to a number of important qualifications and exceptions.

Each Indenture contains customary Events of Default (as defined in each Indenture), including:

•	default for 30 days in the payment when due of interest (including Additional Interest (as defined in each Indenture)) on the Notes of the applicable series;

•	default in the payment when due (at maturity, upon redemption or otherwise) of the principal of, or premium, if any, on, the Notes of the applicable series; failure by T-Mobile USA to comply with its other obligations under the Indentures, in certain cases subject to notice and grace periods;

•	payment defaults and accelerations with respect to other indebtedness of T-Mobile USA and certain of its restricted subsidiaries in the aggregate principal amount of $100.0 million or more;

•	specified events involving bankruptcy, insolvency or reorganization of T-Mobile USA or certain of its restricted subsidiaries; and

•	failure by T-Mobile USA or certain of its restricted subsidiaries to pay certain final judgments aggregating in excess of $100.0 million within 60 days of such final judgment.

Upon an Event of Default, the trustee or the holders of at least 25% in aggregate principal amount of the Notes of the applicable series then outstanding may declare all the Notes of such series to be due and payable immediately. In the case of Events of Default relating to bankruptcy, insolvency or reorganization, all outstanding Notes of the applicable series will become due and payable immediately without further action or notice.

This description of the Twenty-Third Supplemental Indenture, the Twenty-Fourth Supplemental Indenture and the Twenty-Fifth Supplemental Indenture is a summary only and is qualified in its entirety by the full and complete terms of the Twenty-Third Supplemental Indenture, the Twenty-Fourth Supplemental Indenture and the Twenty-Fifth Supplemental Indenture, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

New DT Notes

On March 13, 2017, T-Mobile USA, the Company, and the guarantors party thereto (including the Company) entered into a purchase agreement (the “Purchase Agreement”) with DT, pursuant to which T-Mobile USA has agreed to issue and sell to DT, and DT has agreed to purchase, $1.0 billion in aggregate principal amount of 4.000% Senior Notes due 2022, $1.25 billion in aggregate principal amount of 5.125% Senior Notes due 2025 and $1.25 billion in aggregate principal amount of 5.375% Senior Notes due 2027 (the “New DT Notes”) directly from T-Mobile USA. T-Mobile USA is not required to pay any upfront fees, underwriting fees, new issuance concession or other consideration to DT in connection with the issuance and sale of the New DT Notes. The closing of the issuance and sale of $3.0 billion in aggregate principal amount of the New DT Notes to DT is expected to occur on or about April 28, 2017, and the closing of the issuance and sale of the remaining $500.0 million in aggregate principal amount of 5.375% Senior Notes due 2027 to DT is expected to occur on or about September 18, 2017. The New DT Notes will have substantially the same terms and conditions as each of the 2022 Notes, the 2025 Notes and the 2027 Notes, as applicable, other than issue date, registration rights and CUSIP. In addition, the New DT Notes will be issued under separate supplemental indentures and will each constitute a separate series from the Notes for all purposes, including voting; provided that if T-Mobile USA exercises its rights in respect of a series of Notes, T-Mobile USA will exercise the same rights in respect of the New DT Notes of the corresponding series on an equal and ratable basis.

The New DT Notes will be issued and sold to DT without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Company or T-Mobile USA will not be required to file a registration statement with the Securities and Exchange Commission (the “SEC”) providing for the registration under the Securities Act of the New DT Notes prior to the date that is six months after the respective issuance dates of the New DT Notes.

T-Mobile USA expects to use the net proceeds from issuance and sale of the New DT Notes to refinance existing indebtedness, including by exchanging all $1.25 billion in aggregate principal amount of T-Mobile USA’s 6.288% Senior Reset Notes due 2019 and $1.25 billion in aggregate principal amount of T-Mobile USA’s 6.366% Senior Reset Notes due 2020 held by DT for a portion of the New DT Notes. T-Mobile USA expects to use the $1.0 billion of cash proceeds from the issuance and sale of the New DT Notes, along with the cash proceeds from the issuance and sale of $1.5 billion in aggregate principal amount of the Notes described above, to redeem $1.25 billion in aggregate principal amount of T-Mobile USA’s 6.731% Senior Notes due 2022 and $1.25 billion in aggregate principal amount of T-Mobile USA’s 6.633% Senior Notes due 2021.

DT is the Company’s majority stockholder and a holder of a portion of T-Mobile USA’s outstanding debt, as further described in the Company’s periodic reports with the SEC.

This description of the Purchase Agreement is a summary only and is qualified in its entirety by the full and complete terms of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under the caption “Supplemental Indentures; Public Notes Issuance” in Item 1.01 of this Current Report on Form 8-K is also responsive to Item 2.03 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 – Other Events.

On March 13, 2017, T-Mobile USA and the Guarantors entered into an underwriting agreement (the “Underwriting Agreement”) with the several underwriters named in the Underwriting Agreement (the “Underwriters”), for which Deutsche Bank Securities Inc. acted as representative, relating to an underwritten public offering of the Notes in an aggregate principal amount of $1,500,000,000. The Notes were offered to the public at a price equal to 100.0% of the principal amount thereof, and the Underwriters agreed to purchase the Notes from T-Mobile USA pursuant to the Underwriting Agreement at an aggregate price of $1,497,625,000.

The closing of the offering and delivery of the Notes took place on March 16, 2017. The Notes were issued pursuant to an automatic shelf registration statement on Form S-3 (the “Registration Statement”) that the Company and T-Mobile USA filed with the SEC on April 25, 2016, as amended (File No. 333-210920). A prospectus supplement relating to the offering has been filed with the SEC.

This description of the Underwriting Agreement is a summary only and is qualified in its entirety by the full and complete terms of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

The legal opinion and consent of Latham & Watkins LLP relating to the Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

The following exhibits are provided as part of this Current Report on Form 8-K: (d) Exhibits:

Exhibit	Description

1.1	Underwriting Agreement, dated March 13, 2017, among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and the several Underwriters named in Schedule 1 thereto for which Deutsche Bank Securities Inc. acted as representative.

4.1	Twenty-Third Supplemental Indenture, dated as of March 16, 2017, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, including the Form of 4.000% Senior Note due 2022.

4.2	Twenty-Fourth Supplemental Indenture, dated as of March 16, 2017, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, including the Form of 5.125% Senior Note due 2025.

4.3	Twenty-Fifth Supplemental Indenture, dated as of March 16, 2017, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, including the Form of 5.375% Senior Note due 2027.

5.1	Opinion of Latham & Watkins LLP

10.1	Purchase Agreement, dated as of March 13, 2017, among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Telekom AG.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

March 16, 2017	/s/ J. Braxton Carter
J. Braxton Carter Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated March 13, 2017, among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and the several Underwriters named in Schedule 1 thereto for which Deutsche Bank Securities Inc. acted as representative.

4.1	Twenty-Third Supplemental Indenture, dated as of March 16, 2017, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, including the Form of 4.000% Senior Note due 2022.

4.2	Twenty-Fourth Supplemental Indenture, dated as of March 16, 2017, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, including the Form of 5.125% Senior Note due 2025.

4.3	Twenty-Fifth Supplemental Indenture, dated as of March 16, 2017, by and among T-Mobile USA, Inc., T-Mobile US, Inc., the other guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee, including the Form of 5.375% Senior Note due 2027.

5.1	Opinion of Latham & Watkins LLP.

10.1	Purchase Agreement, dated as of March 13, 2017, among T-Mobile USA, Inc., the guarantors party thereto and Deutsche Telekom AG.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).